Exhibit 99.2
Virgin Galactic Provides Business Update

ORANGE COUNTY, Calif. November 7, 2023 -- Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the “Company”), notified all employees today, Tuesday, November 7 of a strategic realignment of the Company’s resources and a related workforce reduction to support the production of its Delta Class spaceships.

Virgin Galactic’s senior leadership will share additional details on the Company’s third-quarter earnings call, scheduled for 2:00 PM PT Wednesday, November 8, 2023.

Please refer to internal memo below sent to all employees at Virgin Galactic from CEO, Michael Colglazier.

For media inquiries:
Aleanna Crane – Vice President, Communications
news@virgingalactic.com
575.800.4422

For investor inquiries:
Eric Cerny – Vice President, Investor Relations
vg-ir@virgingalactic.com
949.774.7637

About Virgin Galactic
Virgin Galactic is an aerospace and space travel company, pioneering human spaceflight for private individuals and researchers with its advanced air and space vehicles. It has developed a spaceflight system designed to connect the world to the love, wonder and awe created by space travel and to offer customers a transformative experience. You can find more information at https://www.virgingalactic.com/.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding timing and scope of the workforce reduction, intended objectives and benefits of the workforce reduction, intent to announce future plans, and objectives for the Delta class spaceships are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

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The following email was sent to all Virgin Galactic employees today, November 7, 2023 by Virgin Galactic CEO Michael Colglazier.

Exhibit 99.2
Hi Team,

We spoke in our town halls last month about the success of our recent spaceflights and the incredible experience that is being delivered to our early astronauts. We also spoke about the need to focus our resources on the work that will create long-term financial health and success for our company. As we discussed, our Delta Class ships will drive the capacity, growth, and profitability of our company, and we must focus our efforts on bringing these ships into service.

I’m writing today to share news that we will be streamlining our work outside of the Delta program, and we will be making related reductions in both staff and expenses. This is a difficult decision, as reductions in our workforce have direct and indirect impacts on our team, our co-workers, and our friends. I want to share how I arrived at this decision, what the process will be for those who are leaving, and what happens next.

Why are we making this decision?

To profitably scale our business, we must first invest upfront capital to create a fleet of ships based on a standardized production model — the Delta Class ships. At the same time, it has been imperative for us to demonstrate the value and potential of our product by bringing our initial ships, Unity and Eve, into commercial service. Both of these initiatives consume substantial resources, and both have been critical to our company. We have successfully advanced both of these important efforts in parallel, and we have been able to support our funding needs along the way with access to capital markets.

Recently, however, uncertainty has grown in the capital markets. Interest rates remain high, which adds pressure to companies who are investing today for profits that will come in the future. Geopolitical unrest continues to expand, and the combination of these factors makes near-term access to capital much less favorable. We are going to succeed in this environment by focusing our full company efforts on the safe, efficient, and successful completion of our Delta program that will allow us to create positive cash flow.

The Delta ships are powerful economic engines. To bring them into service, we need to extend our strong financial position and reduce our reliance on unpredictable capital markets. We will accomplish this, but it requires us to redirect our resources toward the Delta ships while streamlining and reducing our work outside of the Delta program.

By taking these actions now, we ensure Virgin Galactic continues to have access to the funding needed to deliver on our mission — bringing the wonder of space to both our existing customers and to the generations of customers who will follow.

What is the process for letting me know if I am being impacted?

Beginning this afternoon and extending through Thursday, we will be making phone calls to each of you to confirm your employment status. It will take a bit longer to reach everyone vs. simply sending an email, but we want to have personal discussions as much as possible. As a company, we will be working from home during the remainder of this week, as on-site work locations will be unavailable through the end of the week.

What happens next?

These actions, while necessary, come with great impact. Our teammates who will be leaving Virgin Galactic are talented, purpose-driven, and they excel in their professions… and it is deeply unfortunate to part ways with some of our co-workers and friends.

To those who will be leaving, I am very sorry these changes will impact you so directly. I want to thank each of you for the talent, passion, and perseverance you have put into our company each day — we became a commercial Spaceline this year thanks to your efforts, and I am grateful to you for the work you have done to advance the dream of opening access to space for generations to come.

Exhibit 99.2
To the larger teams who are not directly impacted, I know these changes can be unsettling and disruptive. Our friends and co-workers who are leaving are part of Virgin Galactic’s story and success, and while they will become a part of our history, we will miss them in our day to day interactions.

This is a tough moment… but these actions are being taken to remove reliance on unpredictable capital markets, and these actions protect our ability to succeed as we build and lead our industry through the long term. I ask for your understanding and continued engagement as we adjust our operating focus and move forward.

We will be sharing more about the plans that will take us successfully forward during our earnings call tomorrow afternoon. Next week, we will gather both in larger groups and smaller teams to answer your questions about program plans, share company economics in greater detail, and align our focus towards profitably scaling up our spaceship fleet for a global audience.

Michael